UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 21, 2005

Cyberonics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19806	76-0236465
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Cyberonics Blvd., Houston, Texas		77058
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	2812287200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

This current report on Form 8-K/A amends Exhibit 99.1 of the Registrant's Current Report on Form 8-K filed February 9, 2005, to correct the Cyberonics, Inc. and Subsidiary Consolidated Statements of Operations to be identical to the Statements of Operations accompanying the February 8, 2005 press release.

On February 8, 2005, Cyberonics, Inc. ("Company") issued a press release announcing its results for the third quarter ended January 28, 2005 of its fiscal year ending April 29, 2005. The Company also conducted a conference call on February 8, 2005 following the release of financial results for the third quarter ended January 28, 2005. A copy of the Company’s press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s slide presentation referenced in the conference call is available on the Company’s website at http://www.cyberonics.com.

Item 9.01. Financial Statements and Exhibits.

Cyberonics, Inc. and Subsidiary Condensed Consolidated Balance Sheets included in Exhibit 99.1

The information contained in Item 2.02 of this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberonics, Inc.

February 22, 2005	By:	David S. Wise

Name: David S. Wise
Title: Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Cyberonics, Inc. as of February 8, 2005 including Cyberonics, Inc. and Subsidiary Condensed Consolidated Balance Sheets as of January 28, 2005.